UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2010

NEXT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-25247	95-4675095
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7625 HAMILTON PARK DRIVE, SUITE 12, CHATTANOOGA, TENNESSEE 37421
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(423) 296-8213
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

The 2010 Annual Stockholders Meeting (the “2010 Annual Meeting”) of Next, Inc. (the “Company”) was held on May 13, 2010. Set forth below are the matters that were voted upon by the stockholders at the 2010 Annual Meeting, all of which are more fully described in the Company’s 2010 proxy statement, and the final voting results for each such matter.

1.

Election of Directors.  The five nominees listed below were elected to serve on the Board of Directors for a term expiring in 2011 as follows:

Director	For	Against	Broker Non-Votes
Robert M. Budd	16,573,766	832,131	None
Danny F. Cooke	16,178,066	1,227,831	None
Salvatore Geraci	17,208,766	197,131	None
Ronald J. Metz	16,573,766	832,131	None
Charles W. “Bill” Reed	15,081,333	2,324,564	None

2.

Ratification of Appointment of Independent Registered Public Accounting Firm.  The appointment of Joseph Decosimo and Company, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending November 28, 2010 was approved as follows:

For	15,427,901
Against	100,693
Abstentions	1,877,303
Broker Non-Votes	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

May 13, 2010

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary